
AmeriCann
INNOVATION FOR THE NEXT GREAT INDUSTRY
UNIT 'A'
OPERATOR:
MAST HOUSE = 32,400 SF
VEG. GROWTH= 41,500 SF
GREENHOUSE= 94,500 SF
CORRIDOR= 16,320 SF
TOTAL= 184,720 SF
AmeriCann
UNIT 'B'
CENTRALIZED PROCESSING
& CPG MANUFACTURING
MAST = 40,176 SF
UNIT 'C'
OPERATOR:
MAST HOUSE = 27,648 SF
GREENHOUSE= 81,298 SF
CORRIDOR= 9,634 SF
TOTAL= 118,580 SF
VEG. GROWTH= 20,750 SF
GREENHOUSE= 47,250 SF
CORRIDOR= 16,320 SF
VEG. GROWTH= 20,750 SF
GREENHOUSE= 47,250 SF
GREENHOUSE= 81,298 SF
CORIDOR= 9,634 SF
EXTENT OF EXISTING BUILDING FOOTPRINT
GRAPHIC SCALE

BUILDING II

Massachusetts Medical Cannabis Center

Freetown, MA

SCHEMATIC SITE PLAN